UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 4, 2006

IA Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-15863	13-4037641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 N. Reo Street, Suite 300, Tampa, FL 33609

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code) (813) 261-5157

__________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2	FINANCIAL INFORMATION

Item 2.01	Completion of Acquisition or Disposition of Assets.

IA Global Inc. (Amex: IAO) announced that it has sold its 60.5% interest in Rex Tokyo Co Ltd (“Rex Tokyo”) back to Rex Tokyo. The closing occurred on April 4, 2006. The total purchase price was approximately $1,273,000 at current exchange rates. The company received approximately $193,000 on April 4, 2006, reducing its common ownership interest to 48.4% and will receive approximately $780,000 on April 30, 2006, for its remaining common ownership interest. Finally, the company will receive $300,000 on May 31, 2006 as repayment for its preferred shares and reimbursement of certain expenses incurred by the company on Rex Tokyo’s behalf. The remaining payments are guaranteed by Hiroyuki Ejima, the CEO of Rex Tokyo.

The company divested Rex Tokyo due to operating losses of approximately $1,552,000 in 2005 and projected losses in 2006 due to industry conditions. Sales were $29,335,000 in 2005. The company is expecting to breakeven on the sale.

The company’s President, Mark Scott, said, “the company divested its interest in Rex Tokyo because of significant operating losses in 2005 and projected losses in 2006. This was a difficult decision because of the significant revenue base of Rex Tokyo. We expect to focus on the expansion of the Global Hotline business and expect to seek additional merger and acquisition opportunities.”

A copy of the Share Sale Agreement is filed hereto as Exhibit 2.1 and is incorporated herein by reference.

SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired- None.

(b)	Pro Forma financial information- None.

(d)	Exhibits

Exhibit No.	Description

2.1	Share Sale Agreement dated April 4, 2006 among IA Global, Inc., Rex Tokyo Co Ltd and Hiroyuki Ejima.

99.1	Press release dated April 7, 2006 announcing the divestiture of Rex Tokyo Co Ltd

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements (within the meaning of Section 27a of the Securities Act of 1933 and Section 21e of the Securities Exchange Act of 1934) regarding us and our business, financial condition, results of operations and prospects. Specifically, the statements in this press release concerning annual losses and merger and acquisition opportunities are forward-looking statements. Forward-looking statements in this report reflect the good faith judgment of our management and the statements are based on facts and factors as we currently know them. Forward-looking statements are subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Readers are urged not to place undue reliance on these forward-looking statements which speak only as of the date of this press release. We undertake no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of the press release.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IA Global, Inc.

(Registrant)

Dated: April 7, 2006

By:	/s/ Mark Scott

Mark Scott

President and Chief Financial Officer